As filed with the Securities and Exchange Commission on February 28, 2007

1933 Act File No. 333-20473
1940 Act File No. 811-08029

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	12	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	13	[	X	]

(Check appropriate box or boxes.)

GRANUM SERIES TRUST

126 East 56th Street
New York, New York 10022
(Exact name of Registrant as Specified in Charter)
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 407-3400

Jonas B. Siegel
126 East 56th Street
New York, New York 10022
(Name and Address of Agent for Service)

Copy to:
Kenneth S. Gerstein, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022

It is proposed that this filing will become effective (check appropriate box)
[	X	]	immediately upon filing pursuant to paragraph (b)
[		]	on February 28, 2007 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

P R O S P E C T U S

DATED February 28, 2007

GRANUM VALUE FUND
A SERIES OF GRANUM SERIES TRUST

_______________

126 East 56th Street
Twenty-Fifth Floor
New York, New York 10022

This Prospectus sets forth concisely the information about the Fund that you should know before investing. It should be read carefully and retained for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities and has not passed on the adequacy or accuracy of the information in this Prospectus. It is a criminal offense to state otherwise.

_______________

TABLE OF CONTENTS

GOAL AND STRATEGY	1
MAIN RISKS	1
PAST PERFORMANCE	3
FEES AND EXPENSES	4
FINANCIAL HIGHLIGHTS	6
MORE ABOUT THE FUND’S INVESTMENT AND RELATED RISKS	7
MANAGEMENT OF THE FUND	10
FUND EXPENSES	14
DIVIDENDS, DISTRIBUTIONS AND TAXES	14
HOW TO BUY SHARES	15
HOW TO REDEEM SHARES	19
DISTRIBUTION PLAN	22
GENERAL INFORMATION	22

No Dealer, Sales Representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the distributors. This Prospectus does not constitute an offer by the Trust or by the distributors to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

GOAL AND STRATEGY

Goal and Types of Investments
The investment objective of the Granum Value Fund (the “Fund”) is capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s Board of Trustees without shareholder approval. In pursuing this objective, the Fund normally invests at least 65% of its assets in equity securities. These securities include common and preferred stocks, as well as other securities having equity characteristics, such as convertible securities, warrants and stock options. A portion of the Fund’s assets may be invested in bonds and other types of debt obligations. The Fund may also invest a portion of its assets in shares of exchange-traded funds (“ETFs”) and other similar instruments that represent beneficial ownership interests in specific “baskets” of stocks. In addition, the Fund may effect short sales of ETF shares and shares of other similar instruments. In managing the Fund’s portfolio, Granum Capital Management, L.L.C. (the “Investment Adviser”) attempts to achieve superior returns, while seeking to limit the portfolio’s exposure to the risks of declining markets.

How the Investment Adviser Selects Investments
The Fund follows a value investment strategy. This means that the Investment Adviser uses fundamental research such as balance sheet and return-on-equity analysis, and looks for securities that are undervalued relative to their potential for growth. The Investment Adviser focuses on companies it believes have the potential to produce above-average returns, sales and asset growth. It also seeks to identify companies that may be involved in “special situations” which may increase the value of the company’s stock. Special situations include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger, reorganization or the sale of a division, the spin-off of a subsidiary, division or other substantial assets, or a third-party or issuer tender offer.

Investments in Small Capitalization Companies
The Fund’s investments are made without regard to the size of issuers. As a result, a significant portion of the Fund’s assets may be invested in companies with small market capitalizations.

MAIN RISKS

An investment in the Fund is subject to certain risks. The value of the Fund’s investments may increase or decrease. This will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund.

Investments in Equity Securities
Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets generally, which could, in turn, adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. There is also a risk that the Investment Adviser’s judgment about the attractiveness, value and potential appreciation of particular securities will be incorrect. Special situations involve risks that the contemplated transactions will be abandoned, revised, delayed or that an anticipated event will not occur. This can result in the market price of securities declining.

Investments in Small and Mid Capitalization Companies
Investments in small and mid capitalization companies involve additional risk. The value of securities issued by small and mid capitalization companies tends to be more vulnerable to adverse developments specific to the company or the industry, or the securities markets generally, than the securities of larger capitalization companies. Returns on these investments may vary substantially from the performance of the overall equity markets.

Investments in Bonds and Similar Securities
Investments in bonds and other debt obligations pose different risks. The value of fixed income securities generally will fall if interest rates rise. The value of these securities may also fall as a result of other factors such as the performance of the issuer, the market perception of the issuer or general economic conditions. These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations. The Fund is not restricted as to the maximum maturities of fixed income securities in which it may invest. Fixed income securities having longer maturities involve greater risk of fluctuations in value.

Options, Warrants and Short Sales
Investments in options, warrants and short sales are speculative and involve substantial risk, including the risk of a complete loss of the value of the investment.

Other Risks Associated with Your Investment
Consistent with the Fund’s investment objective, the Fund may invest in various derivative instruments to hedge its portfolio and to increase returns when the Investment Adviser determines that use of these instruments is appropriate. These investments may be considered speculative. Investments in derivative instruments may significantly reduce returns or increase the volatility of the Fund.

Portfolio Holdings Information
The Fund discloses its portfolio holdings within 10 calendar days of each calendar quarter end on the Fund’s website at www.granumfunds.com. A further description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”). The SAI is available on the Fund’s website at www.granumfunds.com, or by contacting the Fund at 1-888-5-GRANUM (547-2686).

PAST PERFORMANCE

The bar chart and table below show information about the Fund’s annual return. The bar chart shows how the Fund’s performance has varied in the first full nine calendar years of its operation. (It does not show the performance from the Fund’s commencement of operations on May 1, 1997 through December 31, 1997, when the Fund’s total return was 21.10%.) The table shows how the Fund’s performance before and after taxes during the last one and five year periods and since inception compares to that of the S&P 500® Index, a widely recognized, unmanaged index of stocks frequently used as a general measure of U.S. stock market performance. The bar chart and table allow you to compare the Fund’s performance to the performance of other mutual funds or with the performance of the U.S. securities markets generally. The information shown assumes reinvestment of dividends and distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts (“IRAs”). As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-to-Year Total Return
As of 12/31 Each Year

During the period shown on the chart:
Best Quarter: 16.72% (quarter ended 12/31/98)
Worst Quarter: -17.33% (quarter ended 9/30/98)

Average Annual Total Returns
For the Periods Ended 12/31/2006

	1 Year	5 Years	Life of the Fund(1)
Return Before Taxes	9.38%	5.77%	7.50%
Return After Taxes on Distributions	7.10%	5.30%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares	9.13%	4.96%	6.60%
S&P 500® Index(2)	15.79%	6.19%	7.82%

(1) From commencement of operations on 5/1/97 through 12/31/2006.
(2) Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. Expenses are based on the Fund’s expenses for the last fiscal year.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvestment of Dividends	NONE
Redemption Fee	2.00%(1)
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from fund assets) (as a percentage of average net assets):
Management Fee	0.47%(2)
Distribution and Service (12b-1) Fees(3)	0.75%
Other Expenses	0.99%
Total Annual Fund Operating Expenses	2.21%(4)

__________
(1) A 2.00% redemption fee is charged when you redeem Fund shares within 30 days of purchasing such shares. The redemption fee is paid directly to the Fund. The fee does not apply to redemptions of shares acquired through the reinvestment of dividends or other distributions or to shares redeemed pursuant to a Systematic Withdrawal Plan (“SWP”).

(2) The Fund pays a fee to the Investment Adviser that consists of two components -- a basic monthly fee and a monthly performance fee adjustment. The basic monthly fee is computed at the annual rate of 1.25% of the Fund's average daily net assets during the current month ("Current Month Net Assets"). The monthly performance fee adjustment is an amount equal to: (i) an annual percentage rate determined by taking 15% of the positive or negative percentage difference between the investment performance of the Fund and the investment performance of the S&P 500® Index measured over the preceding 12 calendar months (the "Performance Measurement Period"), limited to a rate of not more than +0.75% nor less than -0.75%; (ii) which rate is divided by 12; and (iii) multiplied by the average daily net assets of the Fund during the Performance Measurement Period. The fee payable for each month (the "Total Advisory Fee") will be the basic fee plus or minus the monthly performance fee adjustment. Assuming that the average net assets of the Fund during the Performance Measurement Period do not exceed Current Month Net Assets, the effective annual percentage rate of the Total Advisory Fee for a particular month will not be more than 2.00% nor less than 0.50% of Current Month Net Assets. However, the effective annual percentage rate of the Total Advisory Fee for a particular month will exceed 2.00% or will be less than 0.50% of Current Month Net Assets if the average net assets of the Fund during the Performance Measurement Period exceed Current Month Net Assets. The management fee shown in the table reflects the Fund’s performance through the fiscal year ended October 31, 2006. See “MANAGEMENT OF THE FUND — Investment Adviser.”

(3) Pursuant to a Distribution Plan, fees of 0.50% of the Fund’s average net assets are used for distribution services and fees of 0.25% of the Fund’s average net assets are used for shareholder services. As a result of fees paid by the Fund pursuant to its distribution plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. See “DISTRIBUTION PLAN.”

(4) To the extent that the Fund’s performance varies and causes the level of the Fund’s management fee to change (as discussed in footnote 2 above), the Fund’s Total Annual Fund Operating Expenses also will vary.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example is based upon the Total Annual Fund Operating Expenses as set forth in the table above. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes: (1) that the Fund’s hypothetical investment performance of 5% annually for the relevant periods was the same as the percentage changes in the S&P 500® Index during those periods, (2) that there was no change in Fund expenses, and (3) that you reinvested all of your dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$224	$691	$1,185	$2,544

FINANCIAL HIGHLIGHTS

This table describes the Fund’s financial performance for the past five fiscal years indicated. It is intended to help you understand the Fund’s financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. Their report, along with the Fund’s financial statements, is available without charge upon request.

	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002
Per share data:(1)
Net asset value, beginning of year	$35.83	$32.76	$29.92	$26.36	$28.16
Income from investment operations:
Net investment income (loss)	0.31(2)	(0.09)(2)	0.13(2)	(0.22)(2)	(0.39)(2)
Net realized and unrealized gain (loss) on investments	2.08	3.16	2.71	3.85	(1.41)
Total from investment operations	2.39	3.07	2.84	3.63	(1.80)
Less dividends and distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from net realized gains	-	-	-	(0.07)	-
Total dividends and distributions	-	-	-	(0.07)	-
Net asset value, end of year	$38.22	$35.83	$32.76	$29.92	$26.36
Total return	6.67%	9.37%	9.49%	13.80%	(6.39%)
Supplemental data and ratios:
Net assets, end of year (000’s)	$106,677	$137,507	$150,604	$147,270	$126,870
Ratio of net expenses to average net assets	2.21%(3)	3.15%(3)	2.04%(3)	2.71%(3)	3.26%(3)
Ratio of net investment income (loss) to average net assets	0.70%(4)	(0.26)%(4)	0.37%(4)	(0.83)%(4)	(1.38)%(4)
Portfolio turnover rate	14.24%	6.93%	3.82%	17.51%	21.68%
__________

(1)	Information presented relates to a share of beneficial interest of the Fund outstanding for the entire year.
(2)	Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(3)
The operating ratio includes dividends on short positions. The ratios excluding dividends on short positions for the periods ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 were 1.83%, 2.83%, 1.87%, 2.50%, 3.11%, respectively.

(4)
The net investment income ratio includes dividends on short positions. The ratios excluding dividends on short positions for the periods ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 were 1.08%, 0.06%, 0.54%, (0.62%) and (1.23%), respectively.

MORE ABOUT THE FUND’S
INVESTMENT AND
RELATED RISKS

The Fund may use various investment instruments and practices in pursuing its investment program. Descriptions of these instruments and practices, and the risks associated with them, are set forth below.

You should consider the Fund as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved. Changes in the value of the Fund’s investments will result in changes in the value of the Fund’s shares, and thus the Fund’s total return to shareholders.

Equity Securities
The Fund’s investments in equity securities may include investments in common stocks and preferred stocks of U.S. and foreign issuers. The Fund may also purchase securities that have equity characteristics, such as convertible securities, warrants and stock options. The value of equity securities varies in response to many factors. Factors specific to a company, such as certain decisions by management, lower demand for its products or services, or even loss of a key executive, could result in a decrease in the value of the company’s securities. Factors specific to the industry in which a company participates, such as increased competition or costs of production or consumer or investor perception, can have a similar effect. The value of a company’s stock can also be adversely affected by changes in financial markets generally, such as an increase in interest rates or consumer confidence, that are unrelated to the company itself or its industry. The Fund’s focus on value stocks carries additional risks. As a group, value stocks tend to go through cycles of relative underperformance and out-performance in comparison to common stocks generally. These cycles have in the past lasted for periods of several years. These factors and others can cause significant fluctuations in the prices of securities in which the Fund invests and can result in significant losses.

Small Capitalization Companies
The Fund may invest in the securities of issuers having small market capitalizations compared to the issuers in which many other mutual funds invest. Investments in small companies are generally riskier than investments in large, well-established companies. Small companies often are more recently formed than large companies and may have limited product lines, distribution channels and financial and managerial resources. There is often less publicly available information about small companies than there is for larger, more established issuers, making it more difficult for the Investment Adviser to analyze the value of the company in relation to its potential for growth. The equity securities of small companies are often traded over-the-counter or on regional exchanges and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to sell these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of large companies. In addition, the prices of the securities of small companies may be more volatile than those of large companies.

Exchange-Traded Funds
The Fund may invest in ETFs and other similar instruments if the Investment Adviser chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure.

ETF shares are shares of exchange-traded investment companies that are registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and hold a portfolio of common stocks designed to track the performance of a particular index. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, are not registered as investment companies. ETFs and other similar instruments involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF or other instrument.

Fixed Income Securities
The Fund may invest a portion of its assets in bonds and other debt obligations, including such securities issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and municipal governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. The Fund may invest in both investment grade debt securities and non-investment grade debt securities (including junk bonds).

All debt securities are subject to certain risks. One risk is whether the issuer will be able to meet principal or interest payments. Another risk is that the prices of debt securities will generally decline as interest rates rise. The prices of debt securities may also decline as a result of market perception of the creditworthiness of the issuer and general market liquidity.

Non-investment grade securities, especially junk bonds, which are highly speculative investments, are also more sensitive to these risks, particularly credit risk. Also, the markets for non-investment grade securities may be thinner and less active than the markets for investment grade securities. For these reasons, the Fund will not invest more than 20% of the value of its total assets in non-convertible fixed income securities that are not investment grade.

Short Sales
The Fund may effect short sales of ETF shares and other instruments to hedge against a market downturn. A short sale involves the sale of ETF shares (or other securities) that the Fund does not own in anticipation of purchasing the shares (or securities) in the future at a lower price. If the price of the securities sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the securities sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

The Fund’s hedging strategies could impair the Fund’s ability to outperform the market as a whole, particularly during rising markets.

Foreign Securities
The Fund is permitted to invest up to 20% of the value of its total assets in equity and fixed income securities of foreign issuers. These investments involve risks not associated with investments in the U.S., including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks are more severe in emerging markets and could result in the Investment Adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

Illiquid Securities
The Fund may invest up to 15% of the value of its net assets in illiquid securities. These securities lack a ready market in which they can be sold. For this reason, illiquid securities involve the risk that the Fund will not be able to sell them when desired or at a favorable price.

Options and Warrants
Options and warrants are forms of derivative instruments. They can have equity-like characteristics and typically derive their value, at least in part, from the value of an underlying asset or index. The Fund may, but is not obligated to, engage in options transactions. It may invest in warrants and options for profit opportunities. It may also use options to hedge the portfolio. The Fund will write only covered call or covered put options. The Fund may trade in options on securities, options on securities indices and foreign currency options. It may also invest in warrants and rights.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option.

Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

The use of derivative instruments like options, rights and warrants can increase the volatility of the Fund’s portfolio. They may entail investment exposures that are greater than their costs would suggest. This means that a small investment in these instruments could have a large potential positive or negative impact on the Fund’s performance. If the Fund invests in these instruments at inappropriate times or judges market conditions incorrectly, they may lower the Fund’s return or result in substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid and unpredictable changes in their prices, which could also cause losses to the Fund.

Temporary Defensive Investments
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments and money market mutual funds, or it may hold cash. The Fund will not be pursuing its goal of capital appreciation in these circumstances. The Fund may also hold these investments for liquidity purposes.

Other Investments
The Fund may make other types of investments, including investments in other derivative instruments, and may engage in various investment practices, including securities lending and the purchase of securities on a when-issued basis. These investments and practices, and their risks, are described in the SAI.

Risk Associated with Compensation to Investment Adviser
The compensation that may be payable by the Fund to the Investment Adviser may under certain circumstances be higher than the compensation paid by most other mutual funds with similar investment objectives. The compensation actually paid to the Investment Adviser will increase or decrease depending on the Fund’s performance versus the S&P 500® Index. This may create an incentive for the Investment Adviser to make riskier investments than it might make absent this compensation arrangement.

MANAGEMENT OF THE
FUND

The Board of Trustees (the “Board of Trustees”) of Granum Series Trust (the “Trust”) (of which the Fund is a series) is responsible for supervising the operations and affairs of the Fund. The Trust’s officers, who are all members, partners, officers or employees of the Investment Adviser, the Fund’s service providers, or their affiliates, are responsible for the daily management and administration of the Fund’s operations.

Investment Adviser
The Investment Adviser, Granum Capital Management, L.L.C., is located at 126 East 56th Street, 25th Floor, New York, New York 10022. Lewis M. Eisenberg and Walter F. Harrison, III and Laurence Zuriff control the Investment Adviser and serve as its members. Subject to the overall supervision of the Board of Trustees, the Investment Adviser manages the investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund.

The Investment Adviser has established an investment committee (the “Investment Committee”), comprised of Messrs. Eisenberg and Harrison, Mr. Laurence Zuriff, Mr. John Weber and Mr. Michael McCord to perform these functions. Messrs. Eisenberg and Harrison are primarily responsible for implementing the Investment Committee’s determinations and managing the Fund’s investments.

Lewis M. Eisenberg graduated from Dartmouth College in 1964 and received an M.B.A. from Cornell University in 1966. He has served as a founding partner and portfolio manager of certain affiliates of the Investment Adviser since 1990, and as portfolio manager of the Investment Adviser since 1997. From 1966 to 1989, Mr. Eisenberg was associated with Goldman, Sachs & Co. (“Goldman, Sachs”). While at Goldman, Sachs, Mr. Eisenberg became a general partner of the firm, was co-head of the Equities Division and served on the Sales, Trading and Research Policy Committee, the Budget Committee and the International Equity Policy Committee, among others.

Walter F. Harrison, III graduated from Dartmouth College in 1966 and received an M.B.A. in 1969 from the Amos Tuck School of Business Administration at Dartmouth College. He has served as a founding partner and portfolio manager of certain affiliates of the Investment Adviser since 1990, and as portfolio manager of the Investment Adviser since 1997. From 1971 to 1980, Mr. Harrison was associated with A.W. Jones & Associates and A.W. Jones Co., two investment limited partnerships (collectively, “A.W. Jones”). During his tenure with A.W. Jones, Mr. Harrison became a managing general partner and was a member of the Policy Committee, set guidelines for equity exposure, and performed extensive work on equities valuation techniques. From 1980 to 1983, Mr. Harrison was senior vice president and a principal of Brokaw Capital Management Co., Inc., and from 1983 to 1989, Mr. Harrison was associated with Siebel Capital Management.

Laurence Zuriff graduated from Brown University in 1989, and received an M.A. from Johns Hopkins University School of Advanced International Studies in 1993. Prior to 1996, Mr. Zuriff served as a Vice President at a special situation investment fund and as a growth equity analyst at an affiliate of the Investment Adviser. From 1996 to February 1999, Mr. Zuriff served as a Technology Analyst at Weiss, Peck and Greer (“WPG”). Thereafter, Mr. Zuriff served as the president and sole portfolio manager of the WPG-Tudor Fund and the head of the Small-Cap Growth Equity team at WPG until October 2000. From January 1, 1997 to October 2000, Mr. Zuriff also served as a Managing Director at WPG. Since October 2000, Mr. Zuriff has served as portfolio manager for certain affiliates of the Investment Adviser.

John R. Weber graduated from Princeton University in 1996 and received a J.D. and M.B.A. degree from Columbia University in 2003. Prior to attending Columbia, Mr. Weber worked for both a prominent New York law firm and a major bank. While attending Columbia, he worked at two hedge funds.
Mr. Weber joined an affiliate of the Adviser in 2003 as a research analyst.

Michael S. McCord graduated from Dartmouth College in 1996 and received a B.E. degree from Dartmouth’s Thayer School of Engineering in 1997.
He joined an affiliate of the Adviser in 1997 as a research analyst and trader.

The SAI provides additional information about the compensation of each member of the Investment Committee, other accounts managed by them and their ownership of shares of the Fund.

The advisory personnel of the Investment Adviser have provided investment advisory services to clients and, as of January 31, 2007, manage investment portfolios with assets in excess of $500 million.

Investment Adviser Fees
Pursuant to the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Investment Adviser monthly compensation that consists of two components - a basic monthly fee (the "Basic Fee") and a monthly performance fee adjustment (the "Monthly Performance Adjustment"). The Basic Fee is computed at the annual rate of 1.25% of the Fund’s average net assets during the current month ("Current Month Net Assets”).

The Monthly Performance Adjustment is determined based on the investment performance of the Fund (including dividends and other distributions) relative to the investment performance of the S&P 500® Index (including dividends and any cash distributions paid by companies included in the index). The Monthly Performance Adjustment is an amount equal to: (i) an annual percentage rate determined by taking 15% of the positive or negative percentage difference between the percentage investment performance of the Fund (net of advisory fees and other Fund expenses) and the investment performance of the S&P 500® Index, each measured over the preceding 12 calendar months (the “Performance Measurement Period”), but limited to a rate of not more than +0.75% nor less than -0.75%; (ii) which rate is divided by 12; and (iii) multiplied by the average daily net assets of the Fund during the Performance Measurement Period.

The fee payable for each month (the "Total Advisory Fee”) will be the Basic Fee plus or minus the Monthly Performance Adjustment. Assuming that the average net assets of the Fund during the Performance Measurement Period do not exceed Current Month Net Assets, the effective annual percentage rate of the Total Advisory Fee for a particular month will not be more than 2.00% nor less than 0.50% of Current Month Net Assets. However, the effective annual percentage rate of the Total Advisory Fee for a particular month will exceed 2.00% or will be less than 0.50% of Current Month Net Assets if the average net assets of the Fund during the Performance Measurement Period exceed Current Month Net Assets.

To illustrate the Monthly Performance Adjustment, if the investment performance of the Fund is 12% and the investment performance of the S&P 500® Index is 10% during a Performance Measurement Period, the Monthly Performance Adjustment will be 0.30% (i.e., 15% of the 2 percentage point difference between the Fund's performance and that of the S&P 500® Index), divided by 12 and multiplied by average net assets during the Performance Measurement Period. Conversely, if the performance of the Fund is 10% and the performance of the S&P 500® Index is 12% for the Performance Measurement Period, the Monthly Performance Adjustment will be -0.15%, divided by 12 and multiplied by average net assets during the Performance Measurement Period.

For the fiscal year ended October 31, 2006, the Adviser accrued management fees amounting to 0.47% of the Fund’s average daily net assets for its services.

The following table further illustrates how the effective annual rate of the advisory fee would vary under this arrangement, assuming that Current Month Net Assets is the same as average net assets during the Performance Measurement Period:

Percentage Point Difference Between Fund Performance (Net of Advisory Fees and Other Fund Expenses) and Percentage Change in S&P 500® Index	Basic Fee (as annual %)	Monthly Performance Adjustment (as annual %)	Total Advisory Fee (as annual %)
+5	1.25	+0.75	2.00
+4	1.25	+0.60	1.85
+3	1.25	+0.45	1.70
+2	1.25	+0.30	1.55
+1	1.25	+0.15	1.40
0	1.25	0.0	1.25
-1	1.25	-0.15	1.10
-2	1.25	-0.30	0.95
-3	1.25	-0.45	0.80
-4	1.25	-0.60	0.65
-5	1.25	-0.75	0.50

The table also assumes that the differences between the Fund’s performance and the percentage change in the S&P 500® Index are exactly the percentages set forth in the first column above. However, as discussed above, the Monthly Performance Adjustment is computed as a specified percentage (15%) of the percentage point difference between the Fund’s performance and that of the S&P 500® Index. Thus, if the percentage point difference in performance was +1.3, the Monthly Performance Adjustment would be +0.20% and the Total Advisory Fee (assuming that Current Month Net Assets and average net assets during the Performance Measurement Period are the same) would be 1.45%.

The investment advisory fees payable by the Fund may be higher than the fees paid by most other mutual funds with similar investment objectives.

A discussion regarding the basis for the Board of Trustee’s approval of the Advisory Agreement is available in the Fund’s Annual Report to shareholders dated October 31, 2005. A discussion of the renewal of the agreement will be available in the Fund’s Semi-Annual Report for the period ended April 30, 2007.

FUND EXPENSES

The Fund pays all of its expenses other than those expressly assumed by the Investment Adviser or by the distributors of the Fund’s shares. Expenses of the Fund are deducted from the Fund’s total income before dividends are paid. The Fund’s expenses include, but are not limited to, the following: fees paid to the Investment Adviser and the Fund’s administrator; payments pursuant to the Fund’s distribution plan (see “DISTRIBUTION PLAN”); fees of the Fund’s independent registered public accounting firm, custodian and transfer agent and certain related expenses; taxes; organization costs; brokerage fees and commissions; interest; costs incident to meetings of the Board of Trustees and meetings of the Fund’s shareholders; costs of printing and mailing prospectuses and reports to shareholders and the filing of reports with regulatory bodies; legal fees and disbursements; fees payable to federal and state regulatory authorities; fees and expenses of Trustees who are not affiliated with the Investment Adviser, the distributors or the administrator; and any extraordinary expenses.

DIVIDENDS, DISTRIBUTIONS
AND TAXES

Dividends and Distributions
The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and distributions will generally be paid once a year. All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the investor’s account at the Fund’s then current net asset value (“NAV”) per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes
The Fund intends to qualify as a regulated investment company for federal tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is the same regardless of how long you have been an investor in the Fund and whether you reinvest your dividends and distributions or take them as cash. In general, dividends paid from the Fund’s net investment income (which would include short-term capital gains) are taxable as ordinary income, except to the extent of certain qualified dividends, which are currently taxable to individuals at long-term capital gains rates. Distributions of long-term capital gains and certain qualified dividends generally are taxable to individuals at the (federal) rate of 5% if you are in the 10% or 15% tax bracket (reduced to 0% after 2007), or 15% if you are in the 25% tax bracket or above. Other rates are scheduled to go into effect following 2010. In addition, any sale of Fund shares will generate a tax liability if you realize a gain on the sale.

The tax status of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

The Fund’s transactions in options, short sales and forward contracts are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

The above discussion provides very general information only. You should always consult your tax professional about federal, state and local tax consequences associated with your investment in the Fund.

HOW TO BUY SHARES

You may purchase Fund shares at the NAV per share next computed after receipt of your purchase order and payment. See “Share Price,” below. Your shares will be purchased at the NAV calculated on the day of your purchase order provided that the order is received before 4:00 p.m. Eastern time. You pay no sales charge when you purchase shares. However, the Fund’s distributors and securities dealers that sell shares of the Fund receive compensation from the Fund for their services. See “DISTRIBUTION PLAN.” You will not receive any stock certificate evidencing your purchase of Fund shares, but will instead receive written confirmation of each transaction and quarterly statements showing account balances.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even in they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The minimum initial investment in the Fund is $5,000. If you invest at least $5,000 in the Fund for a single account (including, among others, a 401(k) retirement account), the minimum initial investment requirement will not apply to additional accounts that are opened by you or your spouse. Subsequent investments in an account may be made in any amount of $100 or more. Please provide any related account numbers, owned by you or your spouse, if you are establishing a new account for less than $5,000. The Fund may waive these minimum investment requirements in special circumstances and may modify these requirements at any time.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at 1-888-5-GRANUM (547-2686) if you need additional assistance when completing your Account Application.

If the transfer agent does not have reasonable proof of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until the necessary information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchase By Mail
You may purchase shares by sending a check, together with a completed Account Application in the case of an initial investment, to:

Regular Mail
Granum Value Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Express/Overnight Mail
Granum Value Fund
   c/o U.S. Bancorp Fund Services, LLC Mutual Fund Services - 3rd Floor
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption request does not constitute receipt by the transfer agent or the Fund.

Subsequent investments should be accompanied with an investment slip (which will be enclosed with confirmations and statements and which will also be available upon request from the Fund’s distributors or the Fund’s transfer agent). The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. All checks should be made payable to the Fund or U.S. Bancorp Fund Services, LLC as the Fund’s agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Always write your Fund account number on the check.

All checks are accepted subject to collection. In the event your check does not clear, the Fund will hold you liable for the full amount of any decrease in the value of the shares that have been issued and for any collection costs incurred by the Fund. Payments for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) may be delayed to assure that the purchase check clears, which may take up to 15 days from the transfer agent’s receipt of your check. This delay can be avoided if shares are purchased by wire and will also not apply if there are sufficient other shares in your account from which to satisfy the requested redemption. U.S. Bancorp Fund Services, LLC will charge a $25 fee for any returned check.

Purchase By Wire
You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA # 075000022
Credit: U.S. Bancorp Fund Services, LLC
Acct# 112-952-137
Further Credit: Granum Value Fund, Account Number, Account Name (Name of Investor)

For Initial Investment By Wire: If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the transfer agent. Upon receipt of your completed Account Application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that your wire can be correctly applied.

For Subsequent Investments By Wire: Before sending your wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wiring instructions.

Purchase By Telephone
By electing the Fund’s telephone purchase option on your initial Account Application, you may move money from your bank account to your Fund account at your request by calling 1-888-5-GRANUM. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. Your shares will be purchased at the net asset value calculated on the day of your purchase order provided that the order is received before 4:00 p.m. Eastern time. You may not use telephone transactions for initial purchases of Fund shares. The minimum amount that can be transferred by telephone is $100.

Purchase By Automatic Investment Plan
If you choose the Automatic Investment Option, you may have money moved from your bank account to your Fund account on the schedule you select (e.g., monthly, bimonthly or quarterly) in any amount subject to a $100 minimum. Your Fund account must be established at the minimum initial investment level before the Automatic Investment Plan (“AIP’) goes into effect. In order to participate in this option, your financial institution must be a member of the ACH network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the AIP section on the Account Application or call the Fund’s transfer agent at 1-888-5-GRANUM (547-2686). Any request to change or terminate your AIP should be submitted to the transfer agent five days prior to effective date.

Please be sure to submit a completed Account Application with all initial purchases. An Account Application must be on file with the transfer agent in order to purchase shares.

Purchases through an Authorized Broker-Dealer or Mutual Fund Marketplace
You may purchase shares of the Fund through any broker-dealer or mutual fund marketplace that has been authorized by the Fund’s distributor or the Fund. These authorized broker-dealers may be further authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A purchase order is deemed received by the Fund when the authorized broker-dealer, or, if applicable, its authorized designee, receives the request in good order (as determined by the particular authorized broker-dealer).

Further, your broker-dealer, mutual fund marketplace or other financial organization may establish policies that differ from those of the Fund. For example, the organization may set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in the Prospectus. Contact your broker-dealer, mutual fund marketplace provider or other financial organization for details.

Please keep in mind that an authorized broker-dealer, or its designee, may charge you additional transaction or other fees for your purchases of Fund shares. The Fund reserves the right to reject any purchase order received by an authorized broker-dealer.

Share Price
NAV per share is determined once daily as of the close of trading on the floor of the New York Stock Exchange (the “NYSE”) (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The Fund calculates NAV per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. The Fund’s investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures disclosed within this Prospectus and adopted by the Board of Trustees. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m., Eastern time.

Fair Value Pricing
If the Investment Adviser believes that market quotations do not accurately reflect fair value for a security, that security is assigned a fair value determined in accordance with procedures adopted by the Board of Trustees. Factors which may cause the Investment Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the thinness of the market; actions of the securities markets, such as the suspension or limitation of trading; and events or actions occurring after the close of the relevant market. Portfolio securities are also “fair valued” pursuant to these procedures under circumstances where reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation.

There can be no assurance that the Fund will be able to purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations (i.e., the lack of a reliable market price), there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Market Timers
The Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy. Frequent trading or market timing, which the Fund generally defines as redeeming Fund shares within 30 days of purchasing such shares, can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund does not believe it is in the interests of its shareholders to accommodate market timing, and has adopted policies and procedures designed to combat these practices. The Board of Trustees has approved the imposition of a 2.00% redemption fee on Fund shares that are redeemed within 30 days of purchasing such shares, with certain exceptions. Please see “HOW TO REDEEM SHARES” below.

Furthermore, the Board of Trustees has authorized the rejection of any purchase request that it regards as disruptive to efficient portfolio management. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Investment Adviser in its sole discretion. Investors who engage in abusive trading practices will be notified of the Fund’s adverse view of market timing, and the Fund may terminate these relationships. In making such judgments, the Fund will seek to act in a manner that it believes is consistent with the best interests of shareholders. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund relies on financial intermediaries (other than the Fund’s transfer agent) and information provided by financial intermediaries to monitor trades of shareholders whose shares are held in group or omnibus accounts by the financial intermediaries. This may limit the ability of the Fund to monitor trades by such shareholders and to impose a redemption fee when applicable. The Fund seeks to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.

HOW TO REDEEM SHARES

You may redeem shares of the Fund at any time. Your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in proper form. See “HOW TO BUY SHARES — Share Price.” A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on redemptions of shares made within 30 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held longest will be redeemed first. The value of the shares redeemed may be more or less than their original cost, depending upon changes in the Fund’s NAV per share. Redemptions of shares acquired through the reinvestment of dividends or other distributions or as part of a SWP are exempt from the redemption fee.

The Fund normally makes payment for all shares redeemed within seven days after receipt by the transfer agent of a redemption request in proper form. If you purchase shares by check and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check has cleared, which may take up to 15 days. Shares may not be redeemed unless you have submitted a completed Account Application which is on file with the transfer agent. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether to withhold federal income taxes. If not, this type of redemption can be subject to federal income tax withholding.

The Fund reserves the right to redeem at its option, upon not less than 45 days’ written notice, the account of any shareholder that, as a result of a redemption of shares, has a value of less than $5,000 as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $5,000 during the notice period.

Shares of the Fund may be redeemed by using one of the procedures described below. For further information regarding redemption procedures, you may contact either of the Fund’s distributors, your securities dealer, or call 1-888-5-GRANUM (547-2686).

Written Redemption Requests
You may redeem shares by mailing a written request to:

Regular Mail
Granum Value Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Express/Overnight Mail
Granum Value Fund
c/o U.S. Bancorp Fund Services, LLC Mutual Fund Services - 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

The transfer agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to a particular situation.

If you have any questions with respect to signature guarantees, please call 1-888-5-GRANUM (547-2686).

The proceeds of a written redemption request will normally be paid by check made payable to the shareholders of record. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. A $15 wire fee will be deducted from your account.

Telephone Redemption Requests
You may redeem shares by telephone request if you have elected to have this option. In order to arrange for telephone redemptions after an account has been opened or to change the bank account, or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each account owner and may require a signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 1-888-5-GRANUM (547-2686). You may choose to have a check sent to your address of record, proceeds may be wired or funds may be sent, via electronic funds transfer through the ACH network, to your pre-designated bank account. The minimum amount to be wired is $1,000 for which the transfer agent will charge a $15 fee. There is no charge for proceeds sent via ACH, however, credit may not be available for 2-3 days.

During times of extreme economic or market conditions, you may experience difficulty in contacting the transfer agent by telephone to request a redemption. In such cases, you should consider using a written redemption request sent by overnight service to:

Granum Value Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Using this procedure may result in your redemption request being processed at a later time than it would have been if the telephone redemption procedure had been used. During the delay, the Fund’s NAV may fluctuate.

By selecting the telephone redemption option, you authorize the transfer agent to act on telephone instructions reasonably believed to be genuine. The transfer agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Once a telephone transaction has been placed, it cannot be canceled or modified. Neither the Fund nor the transfer agent will be liable for any losses due to unauthorized or fraudulent instructions if these procedures are followed. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period.

You may establish a SWP. By making this election on your Account Application, you will receive regularly scheduled withdrawal payments by check to your address of record or to your bank via electronic funds transfer through the ACH network. The requested withdrawals require that shares be redeemed each period in order to make the payments in amounts of $100 or more. These redemptions may be taxable to you. Liquidation of shares in excess of any distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered as yield or income on the investments. Any request to change or terminate the SWP should be submitted to the transfer agent five days prior to the effective date.

Redemptions through an Authorized Broker-Dealer or Mutual Fund Marketplace
If you purchased shares through a broker-dealer or mutual fund marketplace, your redemption order may be placed through the same organization.

Please keep in mind that an authorized broker-dealer, or its designee, may charge you additional transaction or other fees for your redemptions of Fund shares.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act. Under the distribution plan, the Fund makes payments to Mercer Allied Company, L.P. and Granum Securities, L.L.C., the distributors of the Fund’s shares, for services they provide in connection with the sale of shares to investors (“Distribution Services”) and for the furnishing of account related services by the distributors and securities dealers to shareholders (“Shareholder Services”). Shareholder Services provided by the distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts.

The Fund pays monthly fees to each distributor for Distribution Services and Shareholder Services. The fee for Distribution Services is computed at the annual rate of 0.50% of the average net assets of the Fund. The fee for Shareholder Services is computed at the annual rate of 0.25% of the average net assets of the Fund. The fees to each distributor are based on the value of shares held by persons who have purchased shares through that distributor or through broker-dealers that have entered into selling agreements with that distributor. From this compensation, the distributors make payments to securities dealers whose customers have purchased shares of the Fund.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

GENERAL INFORMATION

Distributors
Mercer Allied Company, L.P. and Granum Securities, L.L.C. serve as co-distributors of shares of the Fund. The principal business address of Mercer Allied Company, L.P. is 321 Broadway, P.O. Box 860, Saratoga Springs, NY 12866-0860. The principal business address of Granum Securities, L.L.C. is 126 East 56th Street, Twenty-fifth Floor, New York, New York 10022. Granum Securities, L.L.C. is an affiliate of, and under common control with, the Investment Adviser.

Transfer Agent
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, serves as the Fund’s transfer agent and dividend disbursing agent. Shareholders of the Fund may contact the transfer agent with any questions regarding their transactions in shares of the Fund and account balances.

Custodian
U.S. Bank, N.A., 1555 N. Rivercenter Drive, Milwaukee, WI 53212 serves as custodian for the Fund. In that capacity, it maintains custody of all securities and cash assets of the Fund. The custodian is authorized to hold the Fund’s investments in securities depositories and with subcustodians approved by the Fund.

GRANUM SERIES TRUST

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Not Part of the Prospectus

PP-1

INVESTMENT ADVISER

Granum Capital Management, L.L.C.
126 East 56th Street
Twenty-fifth Floor
New York, New York 10022

DISTRIBUTORS

Mercer Allied Company, L.P.
321 Broadway
P.O. Box 860
Saratoga Springs, NY 12866-0860

Granum Securities, L.L.C.
126 East 56th Street
Twenty-fifth Floor
New York, New York 10022

ADMINISTRATOR AND
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
3rd Floor
Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports - Additional information is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”) - The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

To obtain free copies of the annual or semi-annual report or the SAI or discuss questions about the Fund:

By Telephone - Call your securities dealer or call 1-888-5-GRANUM (547-2686)

By Mail - Write to: Granum Value Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202

From our Website - www.granumfunds.com

From the SEC - Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-08029

PROSPECTUS

GRANUM
VALUE
FUND

February 28, 2007

Granum Value Fund
126 East 56th Street
Twenty-Fifth Floor
New York, New York 10022

Statement of
Additional Information
Dated February 28, 2007

Granum Value Fund (the “Fund”) is a diversified series of Granum Series Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on December 19, 1996 as a statutory trust under the laws of the State of Delaware. The investment objective of the Fund is to seek capital appreciation. The Fund pursues this objective by investing its assets principally in equity securities, including common and preferred stocks and other securities having equity characteristics, such as warrants and stock options. In managing the Fund’s portfolio, Granum Capital Management, L.L.C., the Fund’s investment adviser (“Investment Adviser”), attempts to identify securities that are undervalued relative to their potential for growth. The Fund may also pursue its objective by investing in fixed income securities when such securities, in the judgment of the Investment Adviser, provide attractive opportunities for capital appreciation. As part of its investment program, the Fund may use certain derivative investments which involve certain risks. The Fund’s investment policies and practices involve certain risks and there can be no assurance that the Fund will achieve its investment objective.

U.S. Bancorp Fund Services, LLC (the “Administrator”) provides administrative services to the Fund.

Shares of the Fund are distributed on a continuous basis at their current net asset value (“NAV”) per share, without imposition of any front-end or contingent deferred sales charge, by Mercer Allied Company, L.P. (“Mercer Allied”) and Granum Securities, L.L.C. (“Granum Securities”) (together, the “Distributors”) and by selected securities dealers. The minimum initial investment in the Fund is $5,000. Subsequent investments may be made in any amount of $1,000 or more.

Information about the Fund is set forth in a separate Prospectus for the Fund, dated February 28, 2007, which provides the basic information you should know before investing. To obtain a copy of the Fund’s Prospectus, please write to Granum Value Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, or call 1-888-5-GRANUM (547-2686). This Statement of Additional Information (“SAI”) is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and should be read in conjunction with the Fund’s Prospectus.

The Fund’s most recent Annual Report to shareholders is a separate document supplied with this SAI. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Fund’s October 31, 2006 Annual Report as filed with the Securities and Exchange Commission (“SEC”).

INVESTMENT POLICIES AND PRACTICES

The sections below describe, in greater detail than in the Fund’s Prospectus, some of the different types of investments which may be made by the Fund and the different investment practices in which the Fund may engage. The use of options by the Fund is discussed under “DERIVATIVE INVESTMENTS.” The principal investment strategies and associated risks of the Fund are described in the Prospectus.

Types of Equity Securities - The equity securities which may be purchased by the Fund include common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See “Convertible Securities.” Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities - Convertible securities may be purchased by the Fund. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an “investment value” which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a “conversion value” which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security’s price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

Exchange-Traded Funds and Other Similar Instruments - Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of their shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Investment Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments). The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate “long” exposure relating to these investment positions would exceed 25% of the Fund’s net assets. If, as a result of market movements, these investment positions represent more than 30% of value of the Fund’s net assets, the Investment Adviser will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Special Corporate Situation Investments - The Fund may invest a significant portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies’ equity securities. Such situations could include, among other developments, the following: a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, reorganization or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately following the announcement of the situation. However, the increased market price of these securities sometimes reflect a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s special corporate situation investments may tend to increase its portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Investment Adviser attempts to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.

Types of Fixed Income Securities - Generally. As described in the Fund’s Prospectus, the Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. Under certain circumstances, these investments are subject to certain quality limitations and other restrictions and include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P®”), a division of The McGraw-Hill Companies, Inc. and Moody’s Investors Services©, Inc. (“Moody’s”) provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. A description of the ratings used by S&P® and Moody’s is set forth in Appendix A to this SAI. Changes in interest rate levels generally cause fluctuations in the prices of fixed income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Zero Coupon Securities. Fixed income securities purchased by the Fund may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year.

Variable and Floating Rate Securities. Fixed income securities purchased by the Fund may also include variable and floating rate securities. The interest rates payable on these securities are adjusted either at pre-designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount prior to the stated maturity (a “demand feature”) and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

Non-Investment Grade Debt Securities. As discussed in the Prospectus, the Fund may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities (typically called “junk bonds”) are securities that are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund will not invest more than 20% of the value of its total assets in non-convertible securities which are not investment grade.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its NAV. Adverse publicity and investor perceptions, whether based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Investment Adviser will review the credit and other characteristics pertinent to such new issues.

The Fund will not purchase any debt security rated below CCC by S&P® or Caa by Moody’s (or any unrated debt security determined to be of comparable quality by the Investment Adviser). If the rating of any debt security held by the Fund is downgraded below such minimum ratings (or if the Investment Adviser determines that a comparable unrated debt security has similarly declined in quality), there is no requirement that the Fund sell such security. The determination of whether to sell any such security will be made by the Investment Adviser, consistent with its best investment judgment.

Securities of Other Investment Companies - The Fund may invest in ETF shares which are the securities of other registered investment companies. Any investment by a Fund in ETF shares will be subject to the limitations on a registered investment company’s investments in other investment companies contained in the 1940 Act. In the event that the Fund’s holdings in ETFs exceed certain limits, the Fund’s ability to redeem ETF shares may be limited by the 1940 Act, which provides that under those circumstances, the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. In addition, under those circumstances, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the ETF shares and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETF shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such ETF’s securities.

Registered investment companies such as ETFs pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

Foreign Securities - Although the Fund invests principally in equity securities of U.S. companies, it may invest up to 20% of the value of its total assets in equity and fixed income securities of foreign issuers, including depository receipts (such as American Depository Receipts) that represent an indirect interest in securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries.

The purchase of securities denominated in foreign currencies will subject the value of the Fund’s investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The Fund will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Fund’s total assets. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks. See “DERIVATIVE INVESTMENTS -- Options on Foreign Currency.”

Temporary Investments - For defensive purposes, the Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Investment Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated “A” or better by S&P® or Moody’s or, if unrated, are determined to be of comparable quality by the Investment Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund. Repurchase Agreements involve certain risks not associated with direct investments in debt securities. See “INVESTMENT POLICIES AND PRACTICES -- Repurchase Agreements.”

Diversification - As a “diversified” investment company, the Fund, with respect to 75% of its total assets, must limit its investment in the securities of any single issuer to not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer (except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies). As a general policy, the Fund will not invest more than 10% of the value of its total assets in the securities of any one issuer. If this percentage limitation is adhered to at the time of investment, the Fund will not be required to reduce a position if, as a result of a change in percentage resulting from a change in the values of the securities or in the total assets of the Fund, the position exceeds this percentage limitation.

In addition, the Fund intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). Under these requirements, at the end of each quarter of the Fund’s taxable year, (1) at least 50% of the market value of the Fund’s total assets must be invested in cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited (for purposes of this calculation) to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or securities of one or more “qualified publicly traded partnerships.”

Portfolio Turnover - Although many of the Fund’s investments may be held for the purpose of seeking capital appreciation over the long term, the Fund may also engage in short-term trading in seeking capital appreciation. Moreover, securities may be sold without regard to the time they have been held when investment considerations warrant such action. It is expected that these policies could cause the Fund’s portfolio turnover rate to be higher than certain other investment companies, although the portfolio turnover rate is not anticipated to exceed 100%. A high portfolio turnover rate will result in higher brokerage costs to the Fund and may also result in the greater realization of capital gains which will be subject to tax, including short-term gains which will be taxable to shareholders at ordinary income tax rates. See “DIVIDENDS, DISTRIBUTIONS AND TAXES.”

Short Sales - The Fund may effect short sales of securities with respect to shares of ETFs and other similar instruments. When the Fund effects a short sale, it will sell ETF shares (or other securities) that it does not own in anticipation of purchasing the same shares (or securities) in the future at a lower price. The cash proceeds of the short sale will be held by the broker effecting the short sale. In these transactions, the Fund’s broker borrows the securities sold short and is obligated to return those securities to the lender at a later time. The Fund closes its short position by subsequently purchasing the securities sold short, which are then available to the broker to return to the lender. When the Fund effects a short sale of securities, it must maintain a combination of cash with the broker, and cash or liquid securities maintained in a segregated account, with a value equal to the current market value of the securities sold short. The Fund’s ability to effect short sales is subject to certain limitations. See “Investment Restrictions.”

If the price of the securities sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the securities sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason, short selling is considered to be a speculative investment practice. The limited use of this practice, however, permits the Funds to hedge against a market downturn.

The Fund may also effect short sales “against the box” to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the limitations described above. However, if a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

When-Issued and Delayed Delivery Securities - The Fund may purchase or sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future. The Fund engages in these transactions to secure an advantageous price or yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued or delayed delivery basis is subject to market fluctuation and no dividends or interest accrues to the purchaser during the period before the settlement date. The Fund will not enter into a when-issued and delayed delivery transaction, if as a result, when-issued and delayed delivery positions which are not “covered” would exceed one-third of the value of the Fund’s total assets. For this purpose, a position will be “covered” if the Fund’s custodian maintains, in a segregated account for the Fund, cash and other liquid securities held by the Fund and having a value (determined daily) equal to or greater than the position.

Illiquid Securities - The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities which the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus, may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Trustees of the Trust (the “Board of Trustees”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Investment Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Investment Adviser or at prices approximating the value at which the Fund is carrying the securities.

Forward Contracts - The Fund is authorized to enter into forward contracts. These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed income security of a foreign issuer (a “foreign security”), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received (“transaction hedging”), or during the time the Fund holds the foreign security (“position hedging”). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. If the Fund enters into a position hedging transaction, which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Trust’s custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund’s commitments with respect to such contracts. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

Repurchase Agreements - The Fund may enter into repurchase agreements involving the types of securities which are eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements. Repurchase agreements may be utilized by the Fund in lieu of purchasing money market instruments.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of U.S. Government Securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Investment Adviser effect repurchase transactions only with large, well capitalized United States financial institutions approved by it as creditworthy based upon periodic review under guidelines established and monitored by the Board of Trustees. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Trust’s custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Lending Portfolio Securities - The Fund may lend its portfolio securities to brokers, dealers and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day’s notice, or by the Trust on four business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transactions costs. However, loans of securities will only be made to firms deemed by the Board of Trustees to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights which accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

DERIVATIVE INVESTMENTS

As discussed in the Prospectus, the Fund may use certain derivative instruments in connection with its investment activities. These include options on individual securities, options on securities indices, options on foreign currency and warrants (collectively, “Derivatives”). The principal Derivatives transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the risks associated with those transactions and other transactions in Derivatives in which the Fund may engage, as well as the risk of Derivatives generally and use of options on securities indices.

Derivatives, Generally - The Fund may invest in Derivatives. It may do so for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less costly, quicker or more specifically focused way for the Fund to invest than “traditional” securities and currencies would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Fund’s portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance.

Derivatives may be purchased on established exchanges or over-the-counter (“OTC”) through privately negotiated transactions. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC Derivatives. Therefore, each party to an OTC Derivative bears the risk that the counterparty will default. Accordingly, the Investment Adviser will consider the creditworthiness of counterparties to OTC Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Options on Securities - As discussed in the Prospectus, the Fund may purchase call and put options on securities to seek capital appreciation or for hedging purposes. The Fund may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

A call option written by the Fund is “covered” if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, the Fund foregoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise have subsequently determined to sell based on investment considerations. A put option written by the Fund is “covered” (i) if the Fund maintains at all times cash, U.S. Government Securities or other liquid securities having a value equal to the option exercise price in a segregated account with the Fund’s custodian; (ii) if the Fund segregates an equal value of such liquid securities on the Fund’s books; or (iii) if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, the Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security which the Fund would be required to purchase at a higher price.

After the Fund has written an option, it may close out its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. Other derivative instruments written by broker-dealers which may be utilized by the Fund include derivative instruments which are both consistent with the Fund’s investment objective and legally permissible for the Fund. The risks of such derivative instruments include market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. Synthetic options transactions and transactions involving other derivative instruments are deemed to be subject to the Fund’s limitation on the purchase of illiquid securities.

Options transactions may be effected on securities exchanges or in the OTC market. The Fund’s OTC options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in OTC options, which could result in losses to the Fund. Options transactions that are effected in the OTC market are subject to the Fund’s limitation on the purchase of illiquid securities.

Options on Securities Indices - The Fund may purchase and may write and sell call and put options on stock indices (such as the S&P 500® Index) listed on national securities exchanges or traded in the OTC market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options to hedge the Fund’s investment positions will depend upon the extent to which price movements of securities held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Investment Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry.

Put and call options on stock indices written by the Fund must be “covered.” A call option on an index written by the Fund will be covered if the Fund segregates in a separate account with its custodian cash, U.S. Government Securities or other liquid securities with a value equal to its obligations under the option or segregates an equal value of such liquid securities on the Fund’s books. A put option written on an index will be “covered” if (i) the Fund maintains cash, U.S. Government Securities or other liquid securities with a value equal to the exercise price of the option in a segregated account with its custodian; (ii) if the Fund segregates an equal value of such liquid securities on the Fund’s books; or (iii) if the Fund has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The purchase and sale of options on securities indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with securities options. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of securities included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund’s policy to purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until in the opinion of the Investment Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on securities.

Limitations on Options on Securities and Securities Indices - The Fund may invest up to 10% of its total assets, represented by the premium paid, in the purchase of call and put options on securities and securities indices. The Fund may write (i.e., sell) covered call and put options on securities and securities indices to the extent of 10% of the value of its total assets at the time such options are written. These limitations are separate from the limitations described above under the captions “Exchange-Traded Funds and Other Similar Instruments” and “Short Sales”.

Options on Foreign Currencies - The Fund may write and purchase covered put and call options on foreign currencies in amounts not exceeding 5% of the value of its total assets. The Fund may engage in these transactions for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or in the U.S. dollar of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of securities to be acquired by the Fund. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Swaps - The Fund is authorized to participate in other derivative transactions. The Fund may take advantage of opportunities in the area of swaps, swaptions and certain other customized derivative instruments (provided such other instruments are used in a manner consistent with the Fund’s investment objectives and investment restrictions).

A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or “notional” amount. Swaps in which the Fund may participate generally can be classified as interest rate swaps, currency swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency or equity involved. A swaption is an option entitling one party to enter into a swap agreement with a counterparty. In addition to swaps and swaptions, the Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, swaptions and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

INVESTMENT RESTRICTIONS

The Fund has adopted various investment restrictions on its investment activities. Certain of these are fundamental policies which cannot be changed without approval by the holders of a majority, as defined in the 1940 Act, of the Fund’s outstanding voting shares. For the Fund to alter a fundamental policy requires the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

Under its fundamental policies, the Fund may not:

1.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of U.S. Government Securities.

2.  With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations do not apply to investments in U.S. Government Securities and securities of other investment companies.

3.  Purchase or sell commodities, except that the Fund may purchase and sell foreign currency and options on foreign currency and may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities.

4.  Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

5.  Issue senior securities as defined by the 1940 Act or borrow money, except that the Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of the Fund’s total assets (calculated at the time of the borrowing). The Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into repurchase agreements, lending portfolio securities, selling securities short against-the-box, or writing covered put and call options on securities, stock indices and foreign currencies, in each case in accordance with such investment policies as may be adopted by the Board of Trustees.

6.  Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7.  Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

The Fund has adopted the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees. Under these restrictions, the Fund may not:

1.  Make short sales of securities (other than short sales “against-the-box”) or purchase securities on margin; provided, however, that: (i) the Fund may effect short sales of shares of ETFs and short sales of other similar instruments representing interests in an index or basket of securities, subject to the limitation that the aggregate exposure relating to ETF shares and such other instruments sold short and “short” positions in stock index options does not, as a result of any transaction, exceed 25% of the value of the Fund’s net assets, and subject to the further limitation that if, as a result of market movements, these investment positions represent an exposure exceeding 30% of the value of the Fund’s net assets, the Investment Adviser will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to constitute not more than 30% of net assets; and (ii) the Fund may make margin deposits in connection with its permitted investment activities.

2.  Invest in the securities of a company for the purpose of exercising management or control; however, this shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

3.  Pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

4.  Purchase securities which are illiquid, including repurchase agreements maturing in more than seven days, if as a result more than 15% of the value of the Fund’s net assets would be so invested.

5.  Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

Except as otherwise may be stated, all percentage limitations on the Fund’s investment practices apply at the time of an investment or a transaction. A later change in any percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

The Board of Trustees has the overall responsibility for monitoring the operations of the Trust and the Fund and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund.

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edwin M. Cooperman (63) 126 East 56th Street New York, NY 10022	Independent Trustee	Indefinite term, Since 1998	Chairman of Tutortime Inc., 1997 to November 2001; Chairman, Edmarc Investments, May 1996 to present; Principal, TC Solutions Inc., July 1998 to Present.	1	N/A
Barry Hamerling (60) 4830 Tallowood Lane Boca Raton, FL 33487	Independent Trustee	Indefinite term, Since 2005	Chief Executive Officer of Premium Ice Cream of America and Premium Salads of America, 1998-Present; Chairman of AYCO Charitable Foundation; Director of Reuters Foundation; Director of AXA Premier Mutual Funds and Financial Expert of Audit Committee and member of Nominating Committee.	1	N/A
Harry P. Kamen (73) 126 East 56th Street New York, NY 10022	Independent Trustee	Indefinite Term, Since 2003	Director, Banco Santander Central Hispanico, 1994-2002; Director, Bethlehem Steel, 1993 to 2003; Director, Pfizer, Inc., 1996-2003; Director, MetLife, 1992-Present; Board of Governors, National Association of Securities Dealers, Inc., 1998- Present; Director, BDC Financial, 2000-Present.	1	N/A
Paul J. McDonald (63) 2205 Boston Road, N-128 Wilbraham, MA 01095	Independent Trustee	Indefinite term, Since 2004	Retired Executive Vice President and CFO, Friendly Ice Cream Corporation, 1996 to 1999; Board Chair. Polytainers, Inc., LLC, 1999 to present; Trustee, CIGNA Mutual Funds, 1995 to present; Director, Peoples Bank Holding Company, 2002 to present; Special Adviser to the Board of Directors, Friendly Ice Cream Corporation, 2000 to present; Board President, Springfield Riverfront Development Corp., 2002 to present; Director, Western Mass Electric, 2000 to 2002. Director, F. Schumacher & Company, 2005 to Present.	1	N/A

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thaddeus Seymour (78) 1350 College Point Winter Park, FL 32789	Independent Trustee	Indefinite term, Since 1998	President Emeritus, Professor of English, Rollins College, Winter Park, Florida, 1978 to Present.	1	N/A

Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Lewis M. Eisenberg (64)(1) 126 East 56th Street 25th Floor New York, NY 10022	President	Indefinite term, Since 1997	Co-Chairman , private investment adviser; Managing Member, Granum Capital Management, L.L.C. January 27, 1997 to Present; Managing Member, Granum Securities, L.L.C. March 7, 1997 to Present.	1	N/A
Walter F. Harrison,III (63)(1) 126 East 56th Street 25th Floor New York, NY 10022	Chairman of the Board and Trustee	Indefinite term, Since 1997	Co-Chairman of private investment adviser; Managing Member, Granum Capital Management, L.L.C., January 27, 1997 to Present; Managing Member, Granum Securities, L.L.C., March 7, 1997 to Present.	1	N/A
Jonas B. Siegel (63) 126 East 56th Street 25th Floor New York, NY 10022	Vice President Treasurer, Chief Financial Officer, Secretary and Chief Compliance Officer	Indefinite term, Since 1997
Managing Director and Chief Administrative Officer, private investment adviser, January 1994 to Present; Managing Director, Granum Capital Management, L.L.C., January 27, 1997 to Present; President of Granum Securities, L.L.C., March 7, 1997 to Present.
				N/A	N/A

(1)	Messrs. Eisenberg and Harrison are “interested persons” (as defined by the 1940 Act) of the Trust by virtue of their affiliations with the Investment Adviser and Granum Securities.
(2)	Although each of the officers of the Trust has an indefinite term of office, the Board of Trustees approves each officer as an officer of the Trust on an annual basis.

Board Committees. The Board of Trustees has three standing committees as described below:

Audit Committee. The Audit Committee is responsible for advising the Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust. During the 2006 fiscal year, the Audit Committee held two meetings. The Audit Committee is comprised of all the Independent Trustees as follows: Messrs. Cooperman, Hamerling, Kamen, McDonald and Seymour.

Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees. The Valuation Committee meets as necessary. Messrs. Cooperman, Hamerling, Kamen, McDonald and Seymour comprise the Valuation Committee. During the 2006 fiscal year, the Valuation Committee held no meetings.

Nominating Committee. The Nominating Committee is responsible for recommending and selecting nominees for election as trustees to the Trust’s Board of Trustees. During the 2006 fiscal year, the Nominating Committee held one meeting. The Nominating Committee is comprised of all of the Independent Trustees as follows: Messrs. Cooperman, Hamerling, Kamen, McDonald and Seymour. The Nominating Committee may consider nominees to serve as Independent Trustees that are recommended by any of the trustees, the Trust’s management or shareholders as well as other sources. Shareholders seeking to recommend the nomination of a person for election as a trustee must communicate the recommendation to the Nominating Committee in accordance with the Trust’s procedures for shareholder communications. Such procedures require that shareholders, either individually or as a group, send communications to the Board or an individual Trustee c/o Jonas Siegel, Secretary of the Trust at 126 East 56th Street, 25th Floor, New York, New York 10022.

Board Interest in the Fund. The Trustees owned the following dollar ranges of equity securities in the Fund as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund ($1-$10,000, 10,001-$50,000, $50,001- $100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Edwin M. Cooperman, Independent Trustee	Over $100,000	Over $100,000
Lewis M. Eisenberg, Co-Chairman of the Board of Trustees	Over $100,000	Over $100,000
Barry Hamerling, Independent Trustee	Over $100,000	Over $100,000
Walter F. Harrison, III, Co-Chairman of the Board of Trustees	Over $100,000	Over $100,000
Harry P. Kamen, Independent Trustee	$50,001-$100,000	$50,001-$100,000
Paul J. McDonald, Independent Trustee	$10,001-$50,000	$10,001-$50,000
Thaddeus Seymour, Independent Trustee	$10,001 - $50,000	$10,001 - $50,000

Trustee Interest in Investment Adviser, Distributor or Affiliates. As of December 31, 2006, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate families, own securities beneficially or of record in the Investment Adviser, the Distributors or any affiliate of the Investment Adviser or Distributors as shown by the chart below. Accordingly, as of December 31, 2006, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate families, have direct or indirect interest, the value of which exceeds $60,000, in the Investment Adviser, the Distributors or any of their affiliates.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Edwin M. Cooperman, Independent Trustee	N/A	N/A	N/A	N/A	N/A
Barry Hamerling, Independent Trustee	N/A	N/A	N/A	N/A	N/A
Harry P. Kamen Independent Trustee	N/A	N/A	N/A	N/A	N/A
Paul J. McDonald, Independent Trustee	N/A	N/A	N/A	N/A	N/A
Thaddeus Seymour, Independent Trustee	N/A	N/A	N/A	N/A	N/A

Trustee Interest in Any Material Transactions with Investment Adviser, Distributor or Affiliates. During the two most recently completed calendar years, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Investment Adviser, the Distributors or any affiliate of the Investment Adviser or Distributors were a party.

Compensation. Trustees who are not officers or employees of the Investment Adviser, a Distributor or their affiliated companies, are each paid an annual retainer of $12,000 plus an attendance fee of $1,000 for each in-person meeting of the Board of Trustees or $500 for each telephonic meeting of the Board of Trustees. Each Trustee who is a member of the Audit Committee is paid $500 for each Audit Committee meeting if such meeting is not held on the same day as a meeting of the Board. The Trust reimburses the Trustees’ reasonable travel expenses in connection with attending meetings of the Board and of the Audit Committee. Officers of the Trust, all of whom are members, officers or employees of the Investment Adviser, a Distributor, the Administrator or their affiliates, receive no compensation from the Trust. Trustee compensation from the Trust for the 2006 fiscal year is set forth below.

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Edwin M. Cooperman, Independent Trustee	$15,500	N/A	N/A	$15,500
Lewis M. Eisenberg, Co-Chairman of the Board of Trustees	$0	N/A	N/A	$0
Barry Hamerling, Independent Trustee	$16,500	N/A	N/A	$16,500
Walter F. Harrison, III Co-Chairman of the Board of Trustees	$0	N/A	N/A	$0
Harry P. Kamen, Independent Trustee	$16,500	N/A	N/A	$16,500
Paul J. McDonald, Independent Trustee	$16,500	N/A	N/A	$16,500
Thaddeus Seymour, Independent Trustee	$16,000	N/A	N/A	$16,000

CODE OF ETHICS

The Trust, the Investment Adviser and Granum Securities have adopted a joint code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act which governs personal securities trading by Trustees and officers of the Trust and personnel of the Investment Adviser and Granum Securities. The Code of Ethics permits such individuals to purchase and sell securities, including securities which are purchased, sold or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

CONTROL PERSONS AND PRINCIPAL HOLDERS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of January 31, 2007 beneficially owned more than 5% of the then outstanding shares. Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding shares of the Fund. Principal holders are persons that own beneficially 5% or more of the Fund’s outstanding shares of the Fund. The trustees and officers of the Trust owned 3.47% of the outstanding shares of the Fund as of January 31, 2007.

Name and Address	Shares	% Ownership	Record or Beneficial Holder
Richard A. Nunis Living Trust 6324 Deacon Circle Windermere, FL 34786-8938	159,298.798	5.15%	Beneficial

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus entitled “MANAGEMENT OF THE FUND - Investment Adviser.”

The Investment Adviser is a Delaware limited liability company with offices at 126 East 56th Street, 25th Floor, New York, New York 10022. It is controlled by its members, Messrs. Eisenberg, Harrison and Zuriff.

The Investment Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), dated July 1, 2005, with the Trust. The Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust at a meeting held on March 14, 2005, and was approved on June 13, 2005 by the vote of the shareholders of the Trust. The Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board of Trustees or by vote of the holders of a majority of the Fund’s shares, or, on not less than 90 days’ notice, by the Investment Adviser. The Advisory Agreement has an initial term expiring on June 30, 2007, and may be continued in effect from year to year thereafter subject to the approval thereof by (i) the Trust’s Board or (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Investment Adviser (the “Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement for a term expiring on June 30, 2008 was approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Investment Adviser at a meeting held in person on December 11, 2006. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment” (as defined by the 1940 Act and the rules thereunder).

The Investment Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Trustees. The Investment Adviser is responsible for all investment decisions for the Fund and for placing orders for the purchase and sale of investments for the Fund’s portfolio. The Investment Adviser also provides such additional administrative services as the Trust or the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Fund. In addition, the Investment Adviser pays the salaries of officers of the Trust who are employees of the Investment Adviser and any fees and expenses of Trustees of the Trust who are also officers, directors or employees of the Investment Adviser or who are officers or employees of any company affiliated with the Investment Adviser and bears the cost of telephone service, heat, light, power and other utilities associated with the services it provides.

In consideration of the services provided by the Investment Adviser, the Fund pays the Investment Adviser monthly compensation at the annual rate of 1.25% of the Fund’s average daily net assets during the month (the “Basic Fee”), plus or minus a monthly performance adjustment that is determined based on the investment performance of the Fund relative to the investment performance of the Standard & Poor’s® Composite Index of 500 Stocks (the “S&P 500®”) during the preceding 12 calendar months (the “Monthly Performance Adjustment”). The Basic Fee as so adjusted is the “Total Advisory Fee.”

 The Total Advisory Fee applicable each calendar month is determined by adding: (1) 1/12th of the Basic Fee multiplied by the average daily net assets of the Fund during that month; and (2) the Monthly Performance Adjustment, which is an amount equal to: (i) an annual percentage rate determined by taking 15% of the positive or negative percentage difference between the investment performance of the Fund (net of advisory fees and other Fund expenses) and the investment performance of the S&P 500® Index (including dividends and any cash distributions paid during the performance measurement period by companies included in the index) measured over the 12 calendar months ending on the last day of the month (the "Performance Measurement Period"), limited to a rate of not more than +0.75% nor less than -0.75%; (ii) which rate is divided by 12; and (iii) multiplied by the average daily net assets of the Fund during the Performance Measurement Period. During the fiscal years ended October 31, 2004, 2005, and 2006, the Fund accrued and paid the following amounts of fees payable to the Investment Adviser pursuant to the Advisory Agreement:

Investment Advisory Fees Accrued and paid during fiscal years ended October 31,
2006	2005	2004
$578,487	$2,277,311	$1,139,216

A table illustrating how the Total Advisory Fee will vary depending upon the investment performance of the Fund relative to the S&P 500® is contained in the Prospectus.

The Basic Fee and the Total Advisory Fee that may be payable by the Fund as a result of the Monthly Performance Adjustment are each higher than the fees paid by most other mutual funds with investment objectives similar to the investment objective of the Fund.

PORTFOLIO MANAGERS

The Investment Adviser has established an investment committee (“Investment Committee”) led by Mr. Lewis M. Eisenberg and Mr. Walter F. Harrison III, and comprised of portfolio managers Mr. Laurence Zuriff, Mr. John Weber and Mr. Michael McCord. Messrs. Eisenberg and Harrison are primarily responsible for implementing the Investment Committee’s determinations and managing the Fund’s investments. The portfolio managers for the Fund have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2006.

Portfolio Manager Other Accounts	Total Accounts		Accounts with Performance Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Lewis M. Eisenberg
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$344	2	$344
Other Accounts	2	$2.5	2	$2.5

Walter F. Harrison III
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$344	2	$344
Other Accounts	2	$2.5	2	$2.5

Laurence Zuriff
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$98	2	$98
Other Accounts	0	$0	0	$0

John Weber
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael McCord
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Compensation. Cash compensation for portfolio managers is based on role and performance. Portfolio managers also participate in benefit plans and programs generally available to all Investment Adviser employees.

The compensation paid to Messrs. Eisenberg and Harrison consists of the overall profits of the Investment Adviser and its affiliated entities (the “Firm”) after all expenses. Mr. Zuriff receives compensation in the form of salary and a share of the Firm’s overall profits. Messrs. Weber and McCord receive compensation in the form of salary and bonus which is based, in part, on a specific percentage of all of the performance-based fees earned by the Firm.

Overall Firm compensation levels are established by Messrs. Eisenberg and Harrison.

Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other pooled investment vehicles and separately managed accounts. Fees earned by the Firm may vary among these accounts and the portfolio managers may personally invest in these accounts. Specifically, as shown in the table above, Messrs. Eisenberg, Harrison and Zuriff manage other accounts which charge performance-based fees. (Although the Fund’s Total Advisory Fee has a performance adjustment component, the Fund does not pay a separate performance-based fee.) Performance-based fees earned by the Firm from managing these other accounts could potentially exceed the fees earned by the Firm from managing the Fund. Further, a portion of the compensation paid to Messrs. Eisenberg, Harrison and Zuriff depends on the level of performance-based fees earned by the Firm from the other accounts. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Fund), resulting in other accounts outperforming the Fund.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Firm believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and the Firm has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Firm and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Fund has no interest, and thus may have certain additional conflicts of interest. Furthermore, the Firm acts as the investment adviser to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses; different investment horizons; implementation of a particular hedging strategy; and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

The Investment Adviser and the Firm have adopted a Code of Ethics, Best Execution Policies and Procedures and Aggregation and Allocation Procedures, among other policies and procedures, that seek to ensure that clients’ accounts are not harmed by potential conflicts of interests.

As of October 31, 2006 the dollar range of equity securities of the Fund beneficially owned by each portfolio manager is:

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Lewis M. Eisenberg						X
Walter F. Harrison III							X
Laurence Zuriff				X
John Weber			X
Michael McCord					X

DISTRIBUTORS

Shares of the Fund are distributed on a continuous basis at their current NAV per share, without imposition of any front-end or contingent deferred sales charge, by Mercer Allied and Granum Securities, which serve as co-distributors, and by selected securities dealers.

Mercer Allied and Granum Securities provide these services to the Fund pursuant to Distribution Agreements dated as of March 13, 1997 and November 5, 1997, respectively, with the Trust (the “Distribution Agreements”). The Distribution Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined by the 1940 Act) of the Investment Adviser or the Distributors at a meeting held in person on March 13, 1997. The Distribution Agreements are terminable without penalty, on 60 days’ notice, by the Trust’s Board or by vote of the holders of a majority of the Fund’s shares, or, on not less than 90 days’ notice, by the Distributors. The Distribution Agreement with Mercer Allied had an initial term expiring on March 13, 1999. The Distribution Agreement with Granum Securities had an initial term expiring on November 5, 1999. Each Distribution Agreement may be continued in effect from year-to-year after its initial term, subject to the approval by (i) the Trust’s Board; or (ii) vote of the holders of a majority of the Fund’s outstanding shares, provided that in either event the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Investment Adviser or the Distributors, by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Distribution Agreements for terms expiring March 13, 2008 was approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Investment Adviser or the Distributors, at a meeting held in person on December 11, 2006. Each Distribution Agreement provides that it will terminate automatically in the event of its “assignment” (as defined by the 1940 Act and the rules thereunder).

Under the terms of the Distribution Agreements, the Distributors bear all of the costs associated with distribution of the shares of the Fund, including the incremental cost of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing, distributing and publishing sales literature and advertising materials. However, pursuant to a distribution plan adopted by the Trust, the Fund makes certain payments to each Distributor for services it provides. See “DISTRIBUTION PLAN.” In each Distribution Agreement, the Trust has agreed to indemnify the respective Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act.

Mercer Allied is a Delaware limited partnership that is wholly owned by The Ayco Company, L.P. and the principals of that firm. Ayco Company, L.P, is an affiliate of Goldman, Sachs & Co. (“Goldman, Sachs”) and a wholly-owned subsidiary of The Goldman Sachs Group, Inc. Mercer Allied’s address is 321 Broadway, P.O. Box 860, Saratoga Springs, NY 12866-0860. Granum Securities is an affiliate of, and is under common control with, the Investment Adviser. Granum Securities is a Delaware limited liability company with offices at 126 East 56th Street, 25th Floor, New York, New York 10022.

Compensation paid to the Distributors during the fiscal year ended October 31, 2006 is set forth below:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation*
Mercer Allied	N/A	N/A	N/A	$839,987
Granum Securities	N/A	N/A	N/A	$83,442
*	Total distribution and shareholder servicing fees.

DISTRIBUTION PLAN

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “DISTRIBUTION PLAN.”

The Trust has adopted a plan of distribution on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). The Distribution Plan was approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan (“Qualified Trustees”), at a meeting held in person on March 13, 1997. The Distribution Plan provides that it will continue in effect for a period of one year from the date of its execution, and may be continued in effect from year to year thereafter, provided that each such continuance is approved annually by a vote of both a majority of the Trustees and a majority of the Qualified Trustees. The continuance of the Distribution Plan was approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held in person on December 11, 2006. The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of those Trustees, who are not “interested persons” (as defined by the 1940 Act) of the Distributors, then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the Fund (as defined by the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

Under the Distribution Plan, the Fund compensates each Distributor for the services it provides in connection with the sale of the Fund’s shares to investors (“Distribution Services”) and for furnishing or arranging for securities dealers to provide account related services to shareholders (“Shareholder Services”). Shareholder Services provided by the Distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts.

In consideration of the services provided by the Distributors, the Trust has agreed on behalf of the Fund to pay a monthly fee to each Distributor for Distribution Services and a monthly fee to each Distributor for Shareholder Services, which fees are computed at the annual rates of 0.50% of the average net assets of the Fund and 0.25% of the average net assets of the Fund, respectively, attributable to shares held by persons who have purchased shares through such Distributor or through broker-dealers that have entered into selling agreements with such Distributor.

Since payments made pursuant to the Distribution Plan are not directly tied to actual expenses, the amount of payments by the Fund during any year may be more or less than actual expenses incurred by each Distributor in providing Distribution Services and Shareholder Services. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements under which payments by a fund are made only to reimburse specific expenses). However, the Fund is not liable for any distribution related expenses incurred by a Distributor in excess of the amounts paid pursuant the Distribution Plan.

Pursuant to the Distribution Plan, during the fiscal years ended October 31, 2006, 2005, and 2004, the Fund accrued the following fees payable to the Distributors:

Fees Accrued under the Distribution Plan During fiscal years ended October 31,
2006	2005	2004
$655,819	$777,576	$777,553

The Distributor allocated the fee as follows:

Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
$29,827	$3,509	$655,819	$207,402	$26,872	$0

The above amounts were accrued as compensation for Distribution Services and Shareholder Services. No payments pursuant to the Distribution Plan were made by the Fund for advertising, printing or mailing prospectuses, compensation to dealers or sales personnel, or interest or other carrying or finance charges. Each of the Trustees and officers of the Trust who is an officer of one of the Distributors, an owner of the securities of or other interest in one of the Distributors or of a controlling person of one of the Distributors, may be deemed to have a direct or indirect interest in the operation of the Distribution Plan.

The Distribution Plan was adopted by the Board of Trustees to foster the distribution of shares of the Fund. The Trustees believe that promoting the sale of shares to investors will benefit the Fund and its shareholders by helping to assure growth of the Fund’s assets to a level which will enable realization of certain operating economies and enhance the ability of the Investment Adviser to pursue effectively the Fund’s investment program.

HOW TO REDEEM SHARES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “HOW TO REDEEM SHARES.”

Redemption Fees -- A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on redemptions of shares made within 30 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. The fee does not apply to redemptions of shares acquired through the reinvestment of dividends or other distributions or to shares redeemed pursuant to a systematic withdrawal plan. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

Wire Redemption Privilege -- By using this privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Trust will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Distribution Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank may be necessary to avoid a delay in crediting the Fund to the investor’s bank account.

To change the commercial bank, or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described in the Prospectus under “HOW TO REDEEM SHARES -- Written Redemption Requests.”

Suspension of Redemptions -- The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC such that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

PORTFOLIO HOLDINGS INFORMATION

The Investment Adviser and the Fund maintain portfolio holdings disclosure policies that govern the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time rating and ranking organizations such as Standard & Poor’s®, Lipper, Bloomberg™, L.P. and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating the Fund. As described in the Fund’s policies, the Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information subject to a confidentiality agreement as of the end of the most recent calendar quarter, with a lag of five to ten business days following the end of the quarter. In addition, the Chief Compliance Officer may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. Any exception granted, and the rationale therefore, must be reported to the Board of Trustees.

In addition, pursuant to the Fund’s policies, the Fund’s service providers, including the administrator, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Investment Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus entitled “HOW TO BUY SHARES” and “HOW TO REDEEM SHARES.”

NAV is determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day (third Monday in January); Presidents’ Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (last Thursday in November); and Christmas Day.

NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less its liabilities) by the total number of Fund shares outstanding. In computing NAV, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ®. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ®. Stock options and stock index options traded on national securities exchanges or on NASDAQ® are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. A pricing service may be utilized to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuation. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are valued at their fair values.

The values of securities held by the Fund and other assets used in computing NAV are determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times prior to the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board of Trustees. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates determined at the time of the close of the London Stock Exchange.

The following shows the calculation of the NAV per share offering price of the Fund as of October 31, 2006:

(A)	(B)	(C)
Net Assets	Number of Shares Outstanding	Offering Price (A)/(B)
$106,676,735	2,791,100	$38.22

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES.” In addition, the following is only a summary of certain tax considerations that generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

It is the policy of the Trust each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net capital gains, if any, to its shareholders. Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The Fund intends to qualify as a regulated investment company (“RIC”) under the provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net capital gains which it distributes to its shareholders. Certain federal income and excise taxes would be imposed on the Fund if it fails to make certain required distributions of its income to shareholders. The Fund intends, however, to make distributions in a manner which will avoid the imposition of any such taxes. If, however, for any taxable year the Fund fails to qualify as a RIC, it would be subject to federal corporate income tax on its taxable income. To qualify for such tax treatment, the Fund must generally, in addition to making the required distributions, among other things, (a) derive at least 90% of its gross income from dividends, interest (including payments received with respect to loans of stock and securities), gains from the sale or other disposition of stock, securities or foreign currencies and certain related income and net income derived from an interest in a “qualified publicly traded partnership” (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC); and (b) diversify its holdings so that at the end of each quarter of its fiscal year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly traded partnerships. These requirements may limit the ability of the Fund to engage in certain transactions involving options.

Shareholders that are subject to federal income taxation will have to pay any applicable federal income taxes on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares of the Fund. Dividends and capital gain distributions will also be subject to applicable state and local taxes. Dividends derived from net investment income or net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, except with respect to “qualified dividends” received by individual shareholders as described below. Distributions from net realized long-term capital gains will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their shares of the Fund. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 15% with respect to capital assets held for more than 12 months; the maximum rate is currently scheduled to increase to 20% for taxable years beginning on or after January 1, 2011. Each year, shareholders of the Fund will be sent full information on dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, the amount of dividends that are designated as “qualified dividends” for individual shareholders and the amount of dividends eligible for the dividends received deduction available for corporations.

Redemptions of shares of the Fund will result in the recognition of any gain or loss for federal income tax purposes. Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain distributions received by the shareholder with respect to such shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Depending upon the composition of the Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may be designated as “qualified dividends” that are taxable to individual shareholders at long-term capital gains rates, provided that certain holding period requirements are met. Under current law, such dividends will be taxable at ordinary income rates for taxable years beginning on or after January 1, 2011. In general, dividend income of the Fund distributed to individual shareholders will be eligible for the lower tax rate only to the extent that the Fund’s income consists of dividends paid by U.S. corporations and certain foreign corporations. However, it appears that the lower tax rate will apply only if the individual shareholder holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, an individual shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Depending upon the composition of the Fund’s income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders (the “dividends received deduction”). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund’s income consists of dividends paid by U.S. corporations. However, a corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, a corporate shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in Shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.

It should be noted that both dividends and capital gains distributions received by an investor have the effect of reducing the NAV of the shares by the exact amount of the dividend or capital gains distribution. If the NAV of the shares should be reduced below a shareholder’s cost as a result of such distributions, such distributions would be at least a partial return of capital but nonetheless taxable. Therefore, an investor should consider the tax consequences of purchasing shares immediately prior to a distribution record date.

Dividends and interest received by the Fund on foreign investments may give rise to withholding and other taxes imposed on the Fund by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

There is generally no withholding tax to a stockholder who is not a U.S. person within the meaning of the Code (“Non-U.S. Person”) (i) on the portion of the Fund’s distributions that consist of long-term capital gains realized by the Fund; and (ii) for the Fund’s taxable years beginning after December 31, 2004 and before January 1, 2008, on the portion of the Fund’s distributions that the Fund designates as short-term capital gain dividends or “interest-related dividends” (generally, dividends attributable to U.S.-source net interest income that would not result in U.S. withholding taxes if earned directly by the stockholder), in all cases provided that such distributions are not effectively connected with the conduct of a trade or business in the U.S. by such Non-U.S. Person. However, the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Other rules may apply to Non-U.S. Persons (i) whose income from the Fund is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person; or (ii) to the extent the Fund makes distributions prior to January 1, 2008 if such distributions are attributable to dispositions of United States real property interests (e.g., investments in certain real estate investment trusts). Such investors should consult with their own advisers regarding those rules.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends, distributions from net realized long-term capital gains and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify on IRS Form W-9, Form W-8BEN or other applicable form either that the Taxpayer Identification Number (“TIN”) furnished to the Fund is correct or that such shareholder has not received notice from the Service of being subject to backup withholding. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines a shareholder’s TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a Federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s Federal income tax return. The backup withholding rate is 28%; the rate is currently scheduled to increase to 31% in 2011.

Pursuant to recently issued Treasury regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia, including the recognition of a loss in excess of certain thresholds. Under new legislation, a significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

Ordinarily, gains and losses realized by the Fund from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) will be treated as ordinary income or loss under Section 988 of the Code. Income or loss from transactions involving certain derivative instruments, such as certain swap transactions, will also generally constitute ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code. “Conversion transactions” are defined to include certain forward, futures, option and straddle transactions, certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, any gain or loss realized by the Fund from certain foreign currency forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving certain forward contracts or options may constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Sections 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain “straddle” transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into “straddles” by reason of its engaging in certain forward contracts or options transactions, such “straddles” would be characterized as “mixed straddles” if the forward contracts or options transactions comprising a part of such “straddles” were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to “mixed straddles.” Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the “straddle” and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the “straddle” and conversion transaction rules, short-term capital loss on “straddle” positions may be recharacterized as long-term capital loss, long-term capital gains from such positions may be treated as short-term capital gains, and any capital gains from such positions may be treated as ordinary income.

In the event there are short sales of an appreciated financial position, which constitute constructive sales under Section 1259 of the Code, the Fund must recognize gain as if the position were sold, assigned, or otherwise terminated at its fair market value as of the date of the short sale and immediately repurchased. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on that position to reflect the gain recognized on the short sale. The Fund’s holding period in the position would begin as if the Fund had first acquired the position on the date of the short sale.

Under present Delaware law, the Trust is not subject to any state income taxation during any taxable year in which the Fund qualifies as a regulated investment company. However, the Trust might be subject to Delaware income taxes for any taxable year in which the Fund did not so qualify. Further, the Trust may be subject to tax in certain states where it does business. In those states which have income tax laws, the tax treatment of the Trust and its shareholders in respect to distributions may differ from federal tax treatment.

The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this SAI, and is subject to change by legislative or administrative action. Prospective shareholders should consult their own tax advisers concerning the federal, state, local and foreign tax consequences of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Fund anticipates that its transactions involving foreign securities will be effected primarily on principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

Affiliates of the Investment Adviser currently serve as investment adviser to a number of clients, including private investment companies, and the Investment Adviser may in the future act as investment adviser to other registered investment companies. It is the practice of the Investment Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by the Investment Adviser or its affiliates in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Investment Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Trust’s policies, the Investment Adviser effects transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Investment Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

During the fiscal years ended October 31, 2006, 2005, and 2004, the Fund paid aggregate brokerage commissions as follows:

Aggregate Brokerage Commissions Paid Paid during fiscal years ended October 31,
2006	2005	2004
$84,901	$91,249	$19,203

The primary reason for the variance in amount of brokerage commissions from earlier to later years is due to the cost incurred in connection with the sale of securities in order to satisfy redemption requests and the turnover of Fund investments.

PROXY VOTING PROCEDURES

The Fund delegates its authority to vote proxies to the Investment Adviser, subject to the supervision of the Board of Trustees. The Investment Adviser’s proxy voting policies are summarized below.

Policies of the Fund’s Investment Adviser

It is the Investment Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy the Investment Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Investment Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Investment Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Investment Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment. The Investment Adviser takes into account the following factors:

•	The impact on the value of the securities;
•	The anticipated costs and benefits associated with the proposal;
•	The effect on liquidity; and
•	Customary industry and business practices.

Conflicts of Interest

The Investment Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Fund, the Adviser will take one of the following steps to resolve the conflict:

A.	If a proposal is addressed by the specific policies, the Investment Adviser will vote in accordance with those policies;
B.
If the Investment Adviser believes it is in the best interest of the Fund to depart from the specific policies provided, the Investment Adviser will be subject to the requirements of C or D below, as applicable;

C.
If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Investment Adviser, the Investment Adviser may vote such proxy as it determines to be in the best interest of the Fund, without taking any action described in D below, provided that such vote would be against the Investment Adviser’s own interest in the matter (i.e., against the perceived or actual conflict). The Investment Adviser will memorialize the rationale of such voted in writing; and

D.
If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Investment Adviser, and the Investment Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Investment Adviser must take on of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; or (b) delegate the voting decision to any “independent” Trustee of the Fund, as applicable.

More Information

The actual voting records relating to portfolio securities during the 12-month period ending June 30 (starting with the year ending June 30, 2004) are available on August 31 without charge, upon request by calling toll-free, 1-888-5-GRANUM (547-2686) or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Investment Adviser’s proxy voting policies and procedures are also available by calling 1-888-5-GRANUM (547-2686) and will be sent within three business days of receipt of a request.

GENERAL INFORMATION

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “GENERAL INFORMATION.”

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening Account Applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Description of Shares -- Interests in the Fund are represented by shares of beneficial interest, $.001 par value. The Trust is authorized to issue an unlimited number of shares.

Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund, without any priority or preference over other shares. All consideration received for the sales of shares of the Fund, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom are allocated to and belong to the Fund. As such, the interest of shareholders in the Fund will be separate and distinct from the interest of shareholders of any other series of the Trust that may be created in the future, and shares of the Fund will be entitled to dividends and distributions only out of the net income and gains, if any, of the Fund as declared by the Board of Trustees. The assets of the Fund will be segregated on the Trust’s books from the assets of any other series and will be charged with the expenses and liabilities of the Fund and with a share of the general expenses and liabilities of the Trust not attributable to the Fund or any other series. The Board of Trustees will determine those expenses and liabilities deemed to be general, and these items would be allocated among the Fund and any other series as deemed fair and equitable by the Board of Trustees in its sole discretion.

Trustee and Officer Liability -- Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Trust, subject to the limitations of the 1940 Act which prohibit indemnification which would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

Custodian -- U.S. Bank, N.A., 1555 N. Rivercenter Drive, Milwaukee, WI 53212, serves as custodian of the Trust’s assets and maintains custody of the Fund’s cash and investments. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (presently, $100,000).

    Administrator -- The Trust has retained U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Fund paid annual fees of $122,548, $123,866 and $99,709 for 2004, 2005 and 2006, respectively, for these services. The basis of such compensation paid for administrative services is calculated at an annualized rate of: $35,000 for the first $40 million of the Fund’s average net assets; 0.07% on the next $200 million; 0.06% on the next $500 million; and 0.04% on the remaining value of the Fund’s average net assets. The Fund reimburses U.S. Bancorp Fund Services, LLC for certain out-of-pocket expenses.

The basis of compensation paid to U.S. Bancorp Fund Services, LLC for accounting services was calculated at: $30,000 on the first $100 million of assets; 0.0125% annually on the next $200 million; and 0.0075% of any remaining assets.

Legal Counsel -- Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York, 10022, serves as counsel to the Trust.

Registration Statement -- This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC’s Internet website, http://www.sec.gov.

Financial Statements -- The following audited financial statements of the Fund and the notes thereto and the report of PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated herein by reference to the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2006:

Schedule of Investments as of October 31, 2006;

Statement of Assets and Liabilities as of October 31, 2006;

Statement of Operations for the year ended October 31, 2006;

Statements of Changes in Net Assets for the years ended October 31, 2005 and 2006; and

Financial Highlights.

The financial statements of the Fund incorporated by reference in this SAI have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as indicated in their report with respect thereto. The financial statements are incorporated by reference herein in reliance upon the authority of said firm as experts in accounting and auditing and giving said report.

APPENDIX A

Description of ratings used by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service, Inc. (“Moody’s”):

S&P

Long-Term Issue Credit Ratings

AAA
An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated “AA” differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated “B” is more vulnerable to non-payment then obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

MOODY’S

Corporate Bond Ratings

Aaa
Bonds which are rated as “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A
Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

GRANUM VALUE FUND

PART C

OTHER INFORMATION

Item 23.  Exhibits.

(a)
Declaration of Trust dated December 19, 1996 is herein incorporated by reference from the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 27, 1997 via EDGAR, Accession No. 0000950137-97-000196.

(b)		Amended and Restated By-Laws dated February 14, 2007 - filed herewith.
(c)
Certificate of Trust dated December 19, 1996 is herein incorporated by reference from the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 27, 1997 via EDGAR, Accession No. 0000950137-97-000196.

(d)
Investment Advisory Agreement dated March 14, 2005 is herein incorporated by reference from the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 27, 2006 via EDGAR, Accession No. 0000894189-06-000479.

(e)	(i)
Distribution Agreement between Granum Series Trust and Mercer Allied Company is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 2, 1997 via EDGAR, Accession No. 0000950137-97-001419.

(ii)
Distribution Agreement between Granum Series Trust and Granum Securities, L.L.C. is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 2, 1997 via EDGAR, Accession No. 0000950137-97-001419.

(f)		Bonus, profit sharing contracts - None.
(g)	(i)(A)
Custodian Agreement between US Bank (formerly Firstar Trust Company) and Granum Series Trust is herein incorporated by reference from the Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 7, 1997 via EDGAR, Accession No. 0000950137-97-001752.

(i)(B)
Addendum to Custodian Agreement between US Bank (formerly Firstar Bank Milwaukee, N.A.) and Granum Series Trust, dated September 30, 1998 is herein incorporated by reference from the Post-Effective Amendment No. 3 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 23, 1998 via EDGAR, Accession No. 0000950124-98-007674.

(h)	(i)(A)
Transfer Agent Agreement between US Bank (formerly Firstar Trust Company) and Granum Series Trust is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 2, 1997 via EDGAR, Accession No. 0000950137-97-001419.

(i)(B)
Amendment to Transfer Agent Agreement between US Bank (formerly Firstar Trust Company) and Granum Series Trust, dated March 11, 2002 is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 28, 2003 via EDGAR, Accession No. 0000894189-03-000239.

	(i)(C)	Amended and Restated Addendum to Transfer Agent Agreement between US Bank (formerly Firstar Trust Company) and Granum Series Trust, dated September 11, 2006 - filed herewith.
(ii)(A)
Fund Administration Servicing Agreement between US Bank (formerly Firstar Trust Company) and Granum Series Trust is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 2, 1997 via EDGAR, Accession No. 0000950137-97-001419.

(ii)(B)
Addendum to Fund Administration Servicing Agreement between U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) and Granum Series Trust is herein incorporated by reference from the Post-Effective Amendment No. 3 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 23,1998 via EDGAR, Accession No. 0000950124-98-007674.

	(iii)	Fund Accounting Servicing Agreement dated September 11, 2006 - filed herewith.
(iv)(A)
Fulfillment Servicing Agreement between U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) and Granum Series Trust dated February 13, 1997 is herein incorporated by reference from the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 27, 2006 via EDGAR, Accession No. 0000894189-06-000479.

(iv)(B)
Amendment to the Fulfillment Servicing Agreement between U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) and Granum Series Trust dated January 1, 2002 is herein incorporated by reference from the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 27, 2006 via EDGAR, Accession No. 0000894189-06-000479.

(iv)(C)
Amendment to the Fulfillment Servicing Agreement between Granum Series Trust and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) dated March 11, 2002 is herein incorporated by reference from the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 27, 2006 via EDGAR, Accession No. 0000894189-06-000479.

(iv)(D)
Amendment to the Fulfillment Servicing Agreement between Granum Series Trust and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) dated May 31, 2002 is herein incorporated by reference from the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 27, 2006 via EDGAR, Accession No. 0000894189-06-000479.

	(iv)(E)	Amendment to the Custodian Agreement, Fund Accounting Servicing Agreement, Fund Administration Servicing Agreement and Transfer Agent Servicing Agreement dated March 13, 2006 - filed herewith.
(i)
Opinion and consent of counsel is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 2, 1997 via EDGAR, Accession No. 0000950137-97-001419.

(j)		Consent of Independent Registered Public Accounting Firm - filed herewith.
(k)		Financial statements omitted from prospectus - None.
(l)
Letter of investment intent is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 2, 1997 via EDGAR, Accession No. 0000950137-97-001419.

(m)
Distribution Plan pursuant to Rule 12b-1 is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 2, 1997 via EDGAR, Accession No. 0000950137-97-001419.

(n)		Rule 18f-3 Plan - None.
(o)		Reserved.
(p)
Joint Code of Ethics of Granum Series Trust; Granum Capital Management, L.L.C.; Granum Securities, L.L.C., and Mercer Allied Company (as amended December 9, 2002) is herein incorporated by reference from the Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 28, 2003 via EDGAR, Accession No. 0000894189-03-000239.

Item 24. Persons Controlled by or Under Common Control with Registrant

Granite Capital International Group L.P., an investment adviser which is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), Granum Securities, L.L.C., a registered broker-dealer which serves as co-distributor of shares of Registrant, and Granum Capital Management, L.L.C., a registered investment adviser under the Advisers Act which serves as the investment adviser of Registrant (the “Investment Adviser”), are each companies which are controlled by Lewis M. Eisenberg and Walter F. Harrison, III, who jointly own all of the voting interests in those entities. Registrant may possibly be deemed to be controlled by the Investment Adviser and by Messrs. Eisenberg and Harrison, and may also be deemed to be under common control with the foregoing companies because of the foregoing relationships.

Item 25. Indemnification

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article III, Section 7 of Registrant’s Declaration of Trust provides that if any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Pursuant to Article VII, Section 2 of the Declaration of Trust, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Form ADV of Granum Capital Management, L.L.C. as filed with the Securities and Exchange Commission (File No. 801-53683 and CRD No. 106031), which is incorporated herein by reference.

Item 27. Principal Underwriter

(a)
Mercer Allied Company, L.P. (“Mercer Allied”), a limited partnership whose general partner is GS Ayco Holding L.L.C., and Granum Securities, L.L.C. (“GS”) (collectively, the “Distributors”), acts as the principal underwriters of shares of Registrant. The Distributors do not serve as principal underwriters, depositors or investment advisers of any other registered investment company.

(b)	Set forth below is information concerning each member, partner and officer of the Distributors.

Name and Principal Business Address	Position and Offices with Mercer Allied	Positions and Offices with Registrant
GS Ayco Holding L.L.C. 321 Broadway Saratoga Springs, NY 12866	General Partner	None
The Ayco Company, L.P. 321 Broadway Saratoga Springs, NY 12866	Limited Partner	None
Gary M. Hind 321 Broadway Saratoga Springs, NY 12866	President	None
John J. Collins 321 Broadway Saratoga Springs, NY 12866	Treasurer	None
Peter R. Martin 321 Broadway Saratoga Springs, NY 12866	Chief Legal Officer	None
James J. LeBrou 321 Broadway Saratoga Springs, NY 12866	Chief Compliance Officer	None

Name and Principal Business Address	Position and Offices with GS	Positions and Offices with Registrant
Lewis M. Eisenberg 126 East 56th Street, 25th Floor New York, NY 10022	Member	President
Walter F. Harrison, III 126 East 56th Street, 25th Floor New York, NY 10022	Member	Chairman
Jonas B. Siegel 126 East 56th Street, 25th Floor New York, NY 10022	President	Vice President, Secretary, Treasurer, Chief Financial Officer, and Chief Compliance Officer
Lloyd Moskowitz 126 East 56th Street, 25th Floor New York, NY 10022	Chief Financial Officer	None

(c)	See Statement of Additional Information.

Item 28.  Location of Accounts and Records

All financial and accounting related books and records required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices:

Records Relating to:	Are located at:
Registrant’s Fund Administrator and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Granum Capital Management, L.L.C. 126 East 56th Street Twenty-fifth Floor New York, NY 10022
Registrant’s Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Milwaukee, WI 53202

Item 29.  Management Services

Other than as set forth in Parts A and B of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 12 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on February 28, 2007.

GRANUM CAPITAL MANAGEMENT, L.L.C.

By: /s/ Lewis M. Eisenberg
    Lewis M. Eisenberg
Co-Chairman

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 12 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lewis M. Eisenberg	President	February 28, 2007
Lewis M. Eisenberg

/s/ Walter F. Harrison, III	Chairman	February 28, 2007
Walter F. Harrison

/s/ Edwin M. Cooperman	Independent Trustee	February 28, 2007
Edwin M. Cooperman

/s/ Barry Hamerling	Independent Trustee	February 28, 2007
Barry Hamerling

/s/ Harry P. Kamen	Independent Trustee	February 28, 2007
Harry P. Kamen

/s/ Paul J. McDonald	Independent Trustee	February 28, 2007
Paul J. McDonald

/s/ Thaddeus Seymour	Independent Trustee	February 28, 2007
Thaddeus Seymour

/s/ Jonas B. Siegel	Vice President, Treasurer,	February 28, 2007
Jonas B. Siegel	and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
(b)	Amended and Restated By-Laws dated February 14, 2007

(h)(i)(C)	Amended and Restated Addendum to Transfer Agent Agreement between U.S. Bancorp Fund Services, LLC and Granum Series Trust, dated September 11, 2006

(h)(iii)	Fund Accounting Servicing Agreement dated September 11, 2006

(h)(iv)(E)	Amendment to the Custodian Agreement, Fund Accounting Servicing Agreement, Fund Administration Servicing Agreement and Transfer Agent Servicing Agreement dated March 13, 2006

(j)	Consent of Independent Registered Public Accounting Firm